Exhibit 10.31

ADDENDUM TO GUARANTY AGREEMENT

This Addendum to Guaranty Agreement (“Addendum”) is entered into this May 17, 2021, by and between Can B Corp., a Florida corporation (the “Company”), the Subsidiaries of the Company set forth on the signature pages hereto (such subsidiaries, the “Guarantors” and, together with the Company, the “Debtors”), and Arena Special Opportunities Partners I, LP, a Delaware limited partnership, and Arena Special Opportunities Fund, LP, a Delaware limited partnership (each, a “Holder” and, collectively, the “Holders.

R E C I T A L S

WHEREAS, the parties hereto (the “Parties”) entered into that certain Guaranty Agreement dated December 10, 2020 (the “Agreement”) the Guarantors guaranteed the Company’s obligations under those certain Original Issue Discount Senior Secured Convertible Promissory Notes due nine (9) months following their issuance, in the aggregate principal amount of up to $2,777,778.00 (the “Original Notes”) issued by the Company to the Holders;

WHEREAS, the maturity dates of the Original Notes have been extended to January 31, 2022;

WHEREAS, the Parties have entered into a subsequent transaction whereby the Secured Parties purchased from the Company Original Issue Discount Senior Secured Convertible Promissory Notes due January 31, 2022, in the aggregate principal amount of up to $1,500,000.00 (the “New Notes”); and

WHEREAS, the Parties hereby wish to enter into this Addendum to extend the guarantees granted by the Agreement to the New Notes, pursuant to the terms and conditions of this Addendum.

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereby agree that the following constitutes additional terms and conditions of the Agreement.

1. Extension of Guarantees. All guarantees granted by the Agreement shall apply equally to the obligations under the New Notes, and shall remain in full force and effect until such time as the Original Notes and New Notes are fully repaid and terminated.

2. Joinder of Botanical Biotech. In March 2021, the Company formed Botanical Biotech, LLC, a Nevada limited liability company. By its signature hereunder, Botanical Biotech, LLC hereby agrees to (a) be bound by the Agreement as amended hereby, and (b) have all the rights and obligations of the Debtors under the Agreement as amended hereby as fully and to the same extent as if the undersigned was an original signatory thereto.

3. General Terms. This Addendum may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Addendum may be signed and delivered by electronic means, including e-mail. Capitalized terms used in this Addendum without definition shall have the meanings assigned to such terms in the Agreement. In the event of any discrepancy between the Agreement and this Addendum, then this Addendum shall control. Except as provided in this Addendum, all terms and conditions of the Agreement remain unchanged.

[Remainder of page intentionally left blank; signature pages to follow.]

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IN WITNESS WHEREOF, the Parties have executed this Addendum on the date first above written.

CAN B CORP.		DURAMED MI, LLC
(f/k/a DURAMEDNJ LLC)
By:	/s/ Marco Alfonsi
Name:	Marco Alfonsi	/s/ Can B Corp., its Manager
Title:	Chief Executive Officer
		By:	/s/ Marco Alfonsi
DURAMED INC.		Name:	Marco Alfonsi
		Title:	Authorized Representative
By:	/s/ Marco Alfonsi
Name:	Marco Alfonsi	PIVT LABS, LLC
Title:	Authorized Representative	(f/k/a NY HEMP DEPOT LLC)

PURE HEALTH PRODUCTS, LLC		/s/ Can B Corp., its Manager

By:	/s/ Marco Alfonsi	By:	/s/ Marco Alfonsi
Name:	Marco Alfonsi	Name:	Marco Alfonsi
Title:	Authorized Representative	Title:	Authorized Representative

IMBIBE WELLNESS SOLUTIONS, LLC
BOTANICAL BIOTECH, LLC		(f/k/a RADICAL TACTICAL LLC)

/s/ Can B Corp., its Manager		/s/ Can B Corp., its Manager

By:	/s/ Marco Alfonsi	By:	/s/ Marco Alfonsi
Name:	Marco Alfonsi	Name:	Marco Alfonsi
Title:	Authorized Representative	Title:	Authorized Representative

GREEN GROW FARMS, INC.

/s/ Can B Corp., its Manager

By:	/s/ Marco Alfonsi
Name:	Marco Alfonsi
Title:	Authorized Representative

[SIGNATURE PAGE OF SECURED PARTIES FOLLOWS]

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[SIGNATURE PAGE OF SECURED PARTIES]

IN WITNESS WHEREOF, the Parties have executed this Addendum on the date first above written.

Name of Investing Entity: Arena Special Opportunities Fund, LP

Signature of Authorized Signatory of Investing entity: /s/ Lawrence Cutler

Name of Authorized Signatory: Lawrence Cutler

Title of Authorized Signatory: Authorized Signatory

Name of Investing Entity: Arena Special Opportunities Partners I, LP

Signature of Authorized Signatory of Investing entity: /s/ Lawrence Cutler

Name of Authorized Signatory: Lawrence Cutler

Title of Authorized Signatory: Authorized Signatory

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